EXTENSION AGREEMENT
March 10, 2017
Wells Fargo Bank, National Association, as Administrative Agent under the Credit Agreement referred to below

Wells Fargo Bank, National Association
7000 Central Parkway, Suite 600
Atlanta, GA 30328

Ladies and Gentlemen:

Reference is made to (i) the Amended and Restated Credit Agreement, dated as of March 26, 2015 (as amended, restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), among Mohawk Industries, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto (together with the Company, collectively, the “Borrowers”), the banks and other financial institutions party thereto as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, and (ii) the Company’s notice of extension request, dated January 26, 2017, requesting an extension of the Maturity Date to March 26, 2022 (the “Extension Request”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.

Solely in connection with the extension of the Maturity Date to March 26, 2022 as set forth in the Extension Request, each undersigned Lender agrees, subject to the Administrative Agent’s receipt of the documents described in Sections 2.19(f) and (g) of the Credit Agreement, to extend the Maturity Date applicable to such Lender’s Commitment to March 26, 2022, such extension to be effective on March 10, 2017.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. Except as specifically provided above, (i) the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects by the parties hereto, and (ii) the execution and delivery of this Extension Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any Loan Documents. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature pages follow]

Extension Agreement - Mohawk Industries, Inc. (2017)

BARCLAYS BANK PLC,

By: /s/ May Huang
Name: May Huang
Title: Assistant Vice President

Branch Banking and Trust Company

By: /s/ Bradley B. Sands
Name: Bradley B. Sands
Title: Vice President

Bank of America, N.A.
By: /s/ David McCauley
Name: David McCauley
Title: Senior Vice President

Fifth Third Bank
By: /s/ David McCauley
Name: David McCauley
Title: Senior Vice President

ING Bank N.V., Dublin Branch
By: /s/ Cormac Langford
Name: Cormac Langford
Title: Vice President

By: /s/ Sean Hassett
Name: Sean Hassett
Title: Director

JPMORGAN CHASE BANK, N.A.
By: /s/ Blakely Engel
Name: Blakely Engel
Title: Vice President

Extension Agreement - Mohawk Industries, Inc. (2017)

KBC BANK N.V., as a Lender
By: /s/ Dheli Dratwa
Name: Dheli Dratwa
Title: Analyst

By: /s/ Tom Lalli
Name: Tom Lalli
Title: Managing Director

MIZUHO BANK, LTD., as a Lender
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
By: /s/ Mustafa Khan
Name: Mustafa Khan
Title: Director

PNC Bank, National Association
By: /s/ Robb Hoover
Name: Robb Hoover
Title: Vice President

SUNTRUST BANK, as a Lender
By: /s/ Shannon Offen
Name: Shannon Offen
Title: Director

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Kara P. Van Duzee
Name: Kara P. Van Duzee
Title: Vice President

Extension Agreement - Mohawk Industries, Inc. (2017)

UniCredit Bank AG, New York Branch
By: /s/ Priya Trivedi
Name: Priya Trivedi
Title: Associate Director

By: /s/ Douglas Riahi
Name: Douglas Riahi
Title: Managing Director

Extension Agreement - Mohawk Industries, Inc. (2017)

AGREED AND ACCEPTED:

MOHAWK INDUSTRIES, INC.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

ALADDIN MANUFACTURING CORPORATION

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

DAL-TILE DISTRIBUTION, INC.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

MOHAWK UNITED INTERNATIONAL B.V.

By: /s/ Barara M. Goetz                    By: /s/ Loes Pieternel de Bot
Name: Shailesh Bettadapur                 Name: Loes Pieternel de Bot
Title: B director                         Title: A director

MOHAWK FOREIGN HOLDINGS S.À R.L.

By: /s/ Cornelis Martinus Verhaaren                By: /s/ John Kleynhans
Name: Cornelis Martinus Verhaaren             Name: John Kleynhans
Title: A manager                         Title: B manager

MOHAWK INTERNATIONAL HOLDINGS S.À R.L.

By: /s/ Cornelis Martinus Verhaaren                By: /s/ John Kleynhans
Name: Cornelis Martinus Verhaaren             Name: John Kleynhans
Title: A manager                         Title: B manager

Extension Agreement - Mohawk Industries, Inc. (2017)

UNILIN BVBA

By: /s/ William C. Wellborn                    By: /s/ Mike Cuvelier
Name: W. Christopher Wellborn                 Name: Mike Cuvelier
Title: A manager                         Title: B manager

MOHAWK FOREIGN FUNDING S.À R.L.

By: /s/ Cornelis Martinus Verhaaren                By: /s/ John Kleynhans
Name: Cornelis Martinus Verhaaren             Name: John Kleynhans
Title: A manager                         Title: B manager

Executed by Premium Floors Australia Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Frank Boykin	/s/ Paul De Cock
Signature of director	Signature of director
Frank Boykin	Paul De Cock
Full name of director	Full name of director

Extension Agreement - Mohawk Industries, Inc. (2017)

Wells Fargo Bank, National Association,
as Administrative Agent, Issuing Bank,
Swing Line Lender and a Lender

By: /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

Extension Agreement - Mohawk Industries, Inc. (2017)